Exhibit 99.1
Tween Brands Announces Resignation of Kenneth T. Stevens
NEW ALBANY, Ohio; June 16, 2008 — Tween Brands, Inc. (NYSE: TWB) today announced the resignation of Kenneth T. Stevens, President, Chief Operating Officer and Secretary of the Company effective June 27, 2008. Mr. Stevens will also be resigning his position on the company’s Board of Directors.
Tween Brands Chairman and CEO Mike Rayden said that no successor will be named as the position of president and chief operating officer is being eliminated. “In a series of discussions, I suggested to Mike and he concurred, that the business was not evolving in a manner that required a chief operating officer at this time,” said Ken Stevens.
“Ken has made significant contributions to our business in the last 18 months, including his impact in attracting top talent in key executive leadership positions in our business such as finance, human resources and information technology,” said Mr. Rayden. “He leaves us positioned for continued growth and we appreciate all that he has done on behalf of Tween Brands.”
About Tween Brands, Inc.
Tween Brands, Inc. is a leading specialty retailer for tweens (ages 7 to 14). At Limited Too, the company sells sportswear, related accessories and key lifestyle items for active, fashion-aware tween girls. Limited Too currently operates 588 stores across the United States, and has 27 international franchised stores. Limited Too publishes a catazine coinciding with key tween shopping times throughout the year and conducts e-commerce on its Web site, www.limitedtoo.com.
Justice is the company’s newer specialty retail concept for tween girls, offering moderately-priced sportswear, accessories and lifestyle items in predominantly off-the-mall store sites. Justice also publishes a catazine for its tween customers and currently operates 292 stores across the United States, the locations of which can be found on their Web site, www.justicejustforgirls.com.
Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
We desire to take advantage of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). This press release contains various “forward-looking statements” within the meaning of the PSLRA and other applicable securities laws. Such statements can be identified by the use of the forward-looking words “anticipate,” “estimate,” “project,” “target,” “predict,” “believe,” “intend,” “plan,” “expect,” “hope,” “risk,” “could,” “pro forma,” “potential,” “prospect,” “forecast,” “outlook” or similar words. These statements discuss future expectations, contain projections regarding future developments, operations or financial conditions, or state other forward-looking information. These forward-looking statements involve various important risks, uncertainties and other factors that could cause our actual results to differ materially from those expressed. The following factors, among others, could affect our future financial performance and cause actual future results to differ materially from those expressed or implied in any forward-looking statements included in this press release:
•	Ability to grow or maintain comparable store sales;

•	Decline in the demand for our merchandise;

•	Ability to develop new merchandise;

•	The impact of competition and pricing;

•	Level of mall and power center traffic;

•	Effectiveness of expansion into new or existing markets;

•	Effectiveness of store remodels;

•	Availability of suitable store locations at appropriate terms;

•	Effectiveness of our brand awareness and marketing programs;

•	Ability to enforce our licenses and trademarks;

•	Ability to hire and train associates;

•	Ability to successfully launch a new brand;

•	A significant change in the regulatory environment applicable to our business;

•	Risks associated with our sourcing and logistics functions;

•	Changes in existing or potential trade restrictions, duties, tariffs or quotas;

•	Currency and exchange risks;

•	Changes in consumer spending patterns, consumer preferences and overall economic conditions;

•	The potential impact of health concerns relating to severe infectious diseases, particularly on the security of manufacturing operations of our vendors in Asia and elsewhere;

•	The security of our computer network;

•	Outcome of various legal proceedings;

•	Impact of product recalls;

•	Acts of terrorism in the U.S. or worldwide; and

•	Other risks as described in other reports and filings we make with the Securities and Exchange Commission.
Future economic and industry trends that could potentially impact revenue and profitability are difficult to predict. Therefore, there can be no assurance the forward-looking statements included herein will prove to be accurate. The inclusion of forward-looking statements should not be regarded as a representation by us, or any other person, that our objectives will be achieved. The forward-looking statements made herein are based on information presently available to us as the management of Tween Brands, Inc. We assume no obligation to publicly update or revise our forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.
Company home page: www.tweenbrands.com